As filed with the United States Securities and Exchange Commission on October 11, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Siguler Guff Small Business Credit Opportunities Fund, Inc.
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SIGULER GUFF SMALL BUSINESS
CREDIT OPPORTUNITIES FUND, INC.
200 Park Avenue, 23rd Floor, New York, NY 10166
(212) 332-5100

October 11, 2019

To Our Sole Shareholder:

We have called a special meeting (the “Meeting”) of the sole shareholder of Siguler Guff Small Business Credit Opportunities Fund, Inc., a Maryland corporation (the “Fund”), to be held on October 30, 2019 at TBD, Eastern Time, at the offices of Siguler Guff Advisers, LLC (“Siguler Guff” or “Investment Manager”). At the Meeting, we will seek the approval of the Fund’s sole shareholder, Siguler Guff Small Business Credit Opportunities Fund, LP, a Delaware limited partnership (the “Partnership”), to liquidate and dissolve the Fund and to terminate the Fund’s status as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Partnership will vote its shares pro rata in accordance with the votes cast by the limited partners of the Partnership (the “Limited Partners”).

If the proposals are approved, we expect to implement them as soon as possible following the special shareholder meeting scheduled for October 30, 2019. The Fund will distribute its remaining net assets to the Partnership, withdraw its status as a BDC under the 1940 Act, and immediately thereafter de-register as a reporting company under the Securities Exchange Act of 1934, as amended.

The Fund was organized in 2014 and commenced operations in 2015, raising approximately $113 million in capital from the Partnership. The active phase of the Fund’s investment operations terminated on September 17, 2019, and the Fund will not make any new investments going forward. The Fund has thus far distributed $28,476,882 to the Partnership, including $20,266,574 in cash. As of June 30, 2019, the Fund had $32,037,618 in total assets, including $389,807 in cash. If it were to continue to operate in its present form the Fund would expect to continue making distributions and realizing investments for the next several years. Those realization events would be expected to result in the concentration of the Fund’s portfolio in an increasingly limited number of issuers, such that there is a likelihood that, in the near term, the Fund would fail to meet the diversification requirements imposed upon it to qualify for favorable tax treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended. If the Fund were to fail to qualify as a RIC, the Fund would be subject to U.S. federal corporate income tax at the Fund level, which could reduce the Limited Partners’ returns on their investments in the Partnership. Therefore, pursuant to the Plan of Liquidation we are submitting for approval a proposal that the Fund will distribute its remaining net assets to the Partnership in complete liquidation of the Fund, which will then terminate its status as a BDC on or around October 31, 2019. The Partnership will oversee the collection and liquidation of the remaining net assets of the Fund and distribute the net proceeds to the Limited Partners. We expect that the Partnership will continue realizing investments and making distributions for the next several years. Liquidating the Fund and terminating the Fund’s status as a BDC under the 1940 Act will enable us to avoid expenses that the Fund would otherwise incur in connection with its continued operation as a BDC.

The Partnership will continue to be managed by the Investment Manager and supervised by the Partnership’s general partner, Siguler Guff SBCOF GP, LLC, an affiliate of the Investment Manager (the “General Partner”), and no changes in the duties or compensation of the Investment Manager or the General Partner are proposed. The Investment Manager will oversee the liquidation of the Partnership’s portfolio of assets and will receive the same compensation with respect to the net assets transferred to the Partnership by the Fund that it now receives from the Fund.

Both the liquidation of the Fund, and the termination of the Fund’s status as a BDC, must be approved by its sole shareholder, the Partnership, voting as instructed by the Limited Partners. We encourage you to carefully review the enclosed proxy statement, as it sets forth the details of the two proposals and the tax consequences thereof.

You do not need to attend the Meeting to participate. Whether you plan to attend the Meeting or not, we urge you to sign, date, and return the enclosed proxy by email or fax in order that as many shares as possible may be represented at the Meeting. The vote of the Partnership is important and your cooperation in promptly returning your executed proxy is appreciated. The proxy is revocable and will not affect your right to vote in person. Therefore, even if you execute a proxy, you may still attend the shareholder meeting and vote your interests in the Partnership in person.

Your vote is solicited on behalf of the Board of Directors of Siguler Guff Small Business Credit Opportunities Fund, Inc.

Very truly yours,

/s/ Ilomai Kurrik
By: Ilomai Kurrik
Title: Secretary and Chief Legal Officer

SIGULER GUFF SMALL BUSINESS
CREDIT OPPORTUNITIES FUND, INC.

NOTICE OF SPECIAL SHAREHOLDER MEETING
TO BE HELD ON OCTOBER 30, 2019

TO THE SOLE SHAREHOLDER OF SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC.:

A special meeting (the “Meeting”) of the sole shareholder of Siguler Guff Small Business Credit Opportunities Fund, Inc., a Maryland corporation (the “Fund”), will be held at 10am, Eastern time, on October 30, 2019 at the offices of Siguler Guff Advisers, LLC (“Siguler Guff” or the “Investment Manager”), 200 Park Avenue, 23rd Floor, New York, NY 10166, to consider and vote on the following matters (each a “Proposal” and together, the “Proposals”):

(1)	Approval of the Plan of Liquidation included in this proxy statement as Appendix A (the “Liquidation Plan”), pursuant to which the Fund will distribute all of its net assets to its sole shareholder, Siguler Guff Small Business Credit Opportunities Fund, LP (the “Partnership”), and then dissolve (the “Liquidation Proposal” or the “Liquidation”); and
(2)	Approval of the termination of the status of the Fund as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “BDC Termination Proposal”), to occur immediately following the Fund’s distribution of its net assets to the Partnership.

Please carefully consider the risk factors relating to the Proposals and the Fund’s business, which are described under “Background of the Proposals and Risk Factors” in the enclosed proxy statement.

At the Meeting, we will seek the approval of both proposals by the Partnership, the Fund’s sole shareholder, which will vote its shares pro rata in accordance with the votes cast by the limited partners of the Partnership (the “Limited Partners”). The Limited Partners as of the close of business on August 30, 2019 (the “Record Date”) are entitled to vote at the Meeting. You may attend and vote at the Meeting in person, or may complete, date and sign the enclosed proxy and return it to us by email or fax. A Limited Partner that executes a proxy card may nevertheless attend the Meeting and vote in person.

A full set of proxy materials will first be mailed pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on October 14, 2019.

Your proxy is solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

/s/ Ilomai Kurrik
By: Ilomai Kurrik
Title: Secretary and Chief Legal Officer

October 11, 2019

SIGULER GUFF SMALL BUSINESS
CREDIT OPPORTUNITIES FUND, INC.
200 Park Avenue, 23rd Floor, New York, NY 10166
(212) 332-5100

PROXY STATEMENT
SPECIAL SHAREHOLDER MEETING

October 11, 2019

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 30, 2019: This Proxy Statement, together with a Notice of Special Shareholder Meeting (the “Meeting”) and Proxy Card, is available, with log-in information, online at: https://services.sungarddx.com/LogIn/164379696 Please contact Daniel Whitcomb at 212-332-5100, or by email to legal@sigulerguff.com, Ilomai Kurrik at 212-332-5100, or by email at legal@sigulerguff.com, or Marcelo Phillips at 212-332-5100, or by email at legal@sigulerguff.com, if you require assistance accessing the website. A full set of proxy materials will first be delivered to the Partnership, the Fund’s sole shareholder, pursuant to Rule 14a-16(n) under the Exchange Act on October 14, 2019.

Your vote at this special meeting is important. Please vote by completing the enclosed proxy and returning it to us. The enclosed proxy is solicited by the Fund’s board of directors (the “Board”).

SUMMARY OF PROPOSALS

The following is a summary of the Proposals to be presented to the Partnership at the special meeting of the sole shareholder, and is qualified by reference to the more detailed discussion of the proposals appearing elsewhere in this proxy statement.

The costs of implementing the Proposals are expected to be minimal and will relate primarily to administrative and legal expenses. The estimated cost of implementing the Proposals is expected to be less than $100,000. The Fund will cover these and any additional, unforeseen costs of implementing the Proposals.

If approved, the Proposals are expected to be implemented as soon as is possible following the special shareholder meeting to be held on October 30, 2019.

For greater detail regarding the Proposals, see the sections entitled “The Liquidation Proposal” and “The BDC Termination Proposal” in this proxy statement.

Proposal 1 – The Liquidation Proposal

The Liquidation Proposal
Under the Liquidation Proposal, the Fund would distribute all of its remaining net assets to its sole shareholder, the Partnership, as permitted by Rule 17a-5 under the 1940 Act, and then dissolve. The Investment Manager will continue to manage the assets of the Partnership, subject to the supervision of the Partnership’s general partner, Siguler Guff SBCOF GP, LLC, an affiliate of the Investment Manager (the “General Partner”), in the ordinary course of business, through final liquidation of the Partnership. The Liquidation Proposal would be implemented pursuant to the proposed Liquidation Plan attached as Appendix A to this proxy statement (the “Liquidation Plan”). See “The Liquidation Proposal.”
Reason for the Liquidation Proposal
Given the completion of the investment phase of the Fund’s operations on September 17, 2019, we believe the benefits realized by the oversight of independent directors, filing periodic reports with the Securities and Exchange Commission (the “SEC”), and complying with the requirements of operating as both a BDC under the 1940 Act and a reporting company under the Exchange Act are outweighed by the costs. By not having its investments made through a BDC that is subject to the federal securities laws that govern BDCs, we expect that the Partnership and its Limited Partners will realize cost savings, including in the form of greater cash distributions to the Limited Partners. Although the Partnership will continue to provide the Limited Partners with annual audited financial statements and quarterly
[1]	Siguler Guff SBCOF Parallel Fund, LP, a Delaware limited partnership (the “Parallel Partnership”), is a parallel investment vehicle established by the Investment Manager with approval from the Board, that generally invests alongside the Fund pro rata in accordance with the relative capital commitments of the Partnership and the Parallel Partnership. The Partnership raised and contributed to the Fund $112,960,000. The Parallel Partnership raised approximately $12 million from its investors: employees of the Investment Manager and its affiliates, and independent directors of the Fund. Investors in the Parallel Partnership are not charged a management fee or carried interest on their investment; but where it invested alongside the Fund, the Parallel Partnership bore its pro rata share of the transaction expenses as well as expenses in connection with investigating Fund investment opportunities that were not consummated (also known as “broken deal” expenses). The Parallel Partnership generally invested alongside the Fund on substantially identical terms and conditions, and disposed of each Fund portfolio holding at the same time, and on the same terms, as the Fund. However, to the extent the terms and conditions of the Fund’s and the Parallel Partnership’s investments differed, if a right could be exercised by only one investor, as between the Fund and the Parallel Partnership, the right was exercised by the Fund. All transactions by the Parallel Partnership were subject to regular review by the Board. The Parallel Partnership will continue to provide its investors with annual audited financial statements and quarterly unaudited financial statements following the liquidation and dissolution of the Fund.

unaudited financial statements, and will continue to incur its share of audit expenses after the Fund is liquidated, eliminating the requirement that the Fund prepare separate annual audited financial statements for filing with the SEC will result in further cost savings that can be passed on to the Partnership.1 See “The Liquidation Proposal.”

Additionally, because the Fund will no longer make new investments and is expected to make investment realizations and distributions to the Partnership, it runs the risk in the near term of no longer qualifying for favorable tax treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). RICs must meet certain diversification requirements with respect to their assets. Because investment realizations will result in decreased diversification, the Fund runs the risk of not meeting these diversification requirements. By distributing the remaining net assets of the Fund to the Partnership, which is taxed as a partnership for U.S. federal income tax purposes and is not subject to the diversification requirements applicable to RICs, the income from the Fund’s net assets should generally continue to be subject to only one level of U.S. federal income taxation. The Fund currently meets, and we anticipate that throughout the Liquidation it will continue to meet, the diversification requirements applicable to RICs under the Internal Revenue Code. See “The Liquidation Proposal – Certain Tax Aspects of the Liquidation Proposal.”

Liquidation Proceeds
The Fund would distribute all of its remaining net assets to the Partnership, and the Limited Partners would continue to own, through their interests in the Partnership (“LP Partnership Interests”), proportionate interests in the investment portfolio formerly held by the Fund. Distributions would be made by the Partnership to the Limited Partners at the discretion of the general partner of the Partnership, Siguler Guff SBCOF GP, LLC, an affiliate of the Investment Manager, (the “General Partner”). The General Partner intends to follow the current distribution policy of the Partnership and to make distributions to the Limited Partners from the cash realized by the Partnership, after payment of the expenses of the Partnership and the reservation of monies for future expenses and contingencies as deemed appropriate by the Investment Manager and the General Partner. See “The Liquidation Proposal.”
Effect of Liquidation Proposal
If the Liquidation Proposal is approved:
•	The assets of the Partnership would include those distributed to it by the Fund.
•	Under an existing investment management agreement (the “Management Agreement”), the Investment Manager serves as the investment adviser to the Fund. The Investment Manager also serves as the investment adviser to the Partnership, performing, subject to the supervision of the General Partner, functions for the Partnership similar to those the Investment Adviser performs for the Fund. No change in the duties or compensation of the Investment Manager or the General Partner are contemplated by the Liquidation Proposal.

•	The Partnership currently has an advisory board (the “Advisory Board”) consisting of Ilmarinen Mutual Pension Insurance Company, LocalTapiola General Mutual Insurance Company, LocalTapiola Mutual Life Insurance Company, MCA Fund IV, LP, Minnesota Life Insurance Company, Trinity Universal Insurance Company, The Hanover Insurance Company, and Westfield Insurance Company.
•	Neither the outstanding LP Partnership Interests, nor the outstanding shares of common stock of the Fund held by the Partnership (“Fund Shares”), are traded on any securities market.
•	The net assets of the Fund distributed to the Partnership pursuant to the Liquidation Proposal would be held and liquidated by the Partnership in an orderly fashion, as they would be if still held by the Fund absent the Liquidation Proposal.
•	It is anticipated that the Partnership will recognize a short-term capital loss of approximately $1,000,000 and a long-term capital loss of $1,700,000 for tax year 2019 as a result of the Liquidation. It is expected that the Partnership will have additional capital gains and losses as long as it continues to operate.
•	There is no expectation that the Partnership and/or the Parallel Partnership will wind down their operations immediately following implementation of the Liquidation Proposal. The Partnership and the Parallel Partnership are expected to wind down their business in the normal course by the later to occur of (a) September 17, 2026, or (b) the date on which all the Partnership’s assets (other than temporary investments) have been distributed and the Partnership’s obligations (including contingent obligations) have terminated, unless the term is extended (for up to three additional one-year periods) with the consent of the Advisory Board.

See “Background of the Proposals and Risk Factors,” and see “The Liquidation Proposal.”

Risk Factors
The Liquidation Proposal carries certain risks, including, among others, the potential for taxable income without cash distributions. The Partnership would also continue to be subject to the Fund’s business risks. See “Background of the Proposals and Risk Factors,” and see “The Liquidation Proposal.”

Rights of Limited Partners
The Partnership is the sole shareholder of the Fund. The Partnership is a Delaware limited partnership organized in 2014. The rights of the Limited Partners are governed by its Amended and Restated Agreement of Limited Partnership dated July 12, 2017, as amended on May 14, 2018 (the “Limited Partnership Agreement”). The Limited Partnership Agreement was presented to the Board for informational purposes at the organizational meeting of the Fund held on July 17, 2015. Unlike the Fund, the Partnership does not hold annual meetings of Limited Partners, and its investment management agreement is not subject to annual renewal under the 1940 Act. The Limited Partnership Agreement in effect following the Liquidation will provide that the Investment Manager may be removed as investment adviser to the Partnership, and the General Partner may be removed from the Partnership, by vote of the LP Partnership Interests holding at least a majority of the combined percentage interests (“majority-in-interest”), as defined in the Limited Partnership Agreement. See “The Liquidation Proposal – How will the business of the Fund differ from the business of the Partnership?”
Tax Consequences
The sole shareholder of the Fund, the Partnership, will have a taxable income or loss measured by the difference between its adjusted basis in the Fund Shares and the fair market value of the assets (less liabilities, if any) distributed to the Partnership. In connection with the liquidation, because the Partnership is a pass-through entity vis-à-vis the Fund, the Limited Partners will realize a portion of the Partnership’s net income or net loss on the Liquidation, generally in accordance with the provisions of the Limited Partnership Agreement. See “The Liquidation Proposal – Certain Tax Aspects of The Liquidation Proposal.”
Majority Vote Required
Approval of the Liquidation Proposal requires the approval of the Partnership, which is the sole, and thus majority, holder of the outstanding shares of common stock, $0.001 per share, of the Fund (the “Fund Shares”).

The Limited Partnership Agreement grants the Limited Partners pass-through voting rights, meaning that the Partnership, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the Limited Partners, with the same vote required of the Limited Partners as is required of the shareholder of the Fund. Accordingly, approval of the Liquidation Proposal requires the prior approval of the holders of a majority of the outstanding LP Partnership Interests. See “The Liquidation Proposal

– Majority Vote Required.” This Proxy Statement, in a form substantially similar to that filed with the SEC, will be delivered to the Limited Partners.

Appraisal Rights
Neither the Partnership as the sole shareholder of the Fund, nor the Limited Partners, have “appraisal rights” with respect to the Fund.
Recommendation
The Board has unanimously approved and recommends that you vote “FOR” the Liquidation Proposal. See “The Liquidation Proposal – Recommendation of the Board.”

Proposal 2 – The BDC Termination Proposal

The BDC Termination Proposal
If the BDC Termination Proposal is approved, immediately after the Fund distributes its remaining net assets to the Partnership, the Fund will terminate its status as a BDC under the 1940 Act. See “The BDC Termination Proposal.”
Reason for the BDC Termination Proposal
Given the completion of the investment phase of the Fund’s operations on September 17, 2019 and the expectation that the Fund will begin declining in size due to investment realizations and distributions to the Partnership, we believe the benefits realized by the presence of independent directors, filing periodic reports with the SEC, and complying with the requirements of operating as both a BDC under the 1940 Act and a reporting company under the Exchange Act are outweighed by the costs. By no longer having its investments made through a BDC that is subject to the federal securities laws that govern BDCs, we expect that the Partnership and its Limited Partners will realize cost savings, including in the form of greater cash distributions to the Limited Partners. Although the Partnership and the Parallel Partnership will continue to provide their Limited Partners with annual audited financial statements, and will continue to incur its share of audit expenses after the Fund is liquidated, eliminating the requirement that the Fund prepare its own separate annual audited financial statements for filing with the SEC will result in further cost savings that can be passed on to the Partnership. The Investment Manager and the General Partner, could, but do not currently plan to, seek to amend the Limited Partnership Agreement to eliminate the requirement that the Partnership provide annual audited financial statements to the Limited Partners as it further liquidates its business. This would result in further cost savings being passed on to the Limited Partners. In the event that the Limited Partnership Agreement is amended to eliminate the requirement that the Partnership provide annual audited financial statements to the Limited Partners, pursuant to Rule 206(4)-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), the Partnership will be subject to annual verification and examination by its independent auditors and will provide quarterly account statements and quarterly shareholder reports inclusive of financial statements to the Limited Partners in lieu of audited financial statements. Therefore, the Partnership is expected to continue to incur its share of audit expenses. See “The BDC Termination Proposal – Why are we doing this?” and “The BDC Termination Proposal – How will the BDC Termination work?”

The Fund’s BDC status and registration under the Exchange Act, among other things, enabled the Fund to qualify as a RIC under the Internal Revenue Code. In order to qualify for the tax treatment accorded RICs, the

Fund must also meet certain income requirements and diversification requirements with respect to its assets. Because the Fund will no longer make new investments and is expected to make investment realizations, it is likely that, in the near term, the Fund will not meet these diversification requirements and will no longer qualify for favorable tax treatment as a RIC. Therefore, in view of the level of the Fund’s assets, we believe that the additional costs of maintaining the Fund’s status as a BDC and a reporting company under the Exchange Act outweigh any benefit the Fund may derive from such status. The Fund currently meets, and we anticipate that throughout the Liquidation it will continue to meet, the diversification requirements applicable to RICs under the Internal Revenue Code. See “The BDC Termination Proposal – Certain Tax Aspects of the BDC Termination Proposal.”

Risk Factors
Unlike the Fund, which operates as a BDC, the Partnership is not subject to the 1940 Act and will not be supervised by a board of directors the majority of whom are independent and will not be subject to 1940 Act restrictions on the type of investments it can make and other regulatory protections. Furthermore, the Partnership does not and will not file periodic reports with the SEC. In holding assets previously held by the Fund, the Partnership will be generally subject to the same risks attendant to the operation of the business by the Fund. See “Background of the Proposals and Risk Factors,” and see “The BDC Termination Proposal – How will the Partnership be different from the Fund?”
Majority Vote Required
Approval of the BDC Termination Proposal requires the approval of the Partnership, which is the sole, and thus majority, holder of the outstanding Fund Shares.

The Limited Partnership Agreement grants the Limited Partners pass-through voting rights, meaning that the Partnership, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the Limited Partners, with the same vote required of the Limited Partners as is required of the shareholder of the Fund. Accordingly, approval of the BDC Termination Proposal requires the prior approval of the holders of a majority of the outstanding LP Partnership Interests. See “The BDC Termination Proposal – Majority Vote Required.” This Proxy Statement, in a form substantially similar to that filed with the SEC, will be delivered to the Limited Partners.

Recommendation
The Board has unanimously approved and recommends that you vote “FOR” the BDC Termination Proposal. See “The BDC Termination Proposal – Recommendation.”

GENERAL INFORMATION ABOUT MEETING AND THE FUND

Meeting Date; Time; and Location
October 30, 2019, 10am Eastern, time, at the offices of Siguler Guff, located at 200 Park Avenue, 23rd Floor, New York, NY 10166.
Quorum
Holder of a majority of the issued and outstanding Fund Shares, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. The Liquidation Proposal shall be decided by the affirmative vote of a majority of the votes entitled to be cast at the Meeting.
Record Date; Shares Entitled to Vote
The Record Date is August 30, 2019. Only the sole shareholder of the Fund, the Partnership, and the Limited Partners, as of the close of business on the Record Date will be entitled to vote at the Meeting. There were 100,000 Fund Shares outstanding and entitled to vote as of the close of business on the Record Date. Each of those Fund Shares is entitled to one vote on each matter to come before the Meeting. Each fractional Fund Share is entitled to an identical fractional vote on each matter to come before the Meeting.
Voting Procedure
After you read and consider the information in this proxy statement, mark your proxy with respect to each matter, and then email or fax to us your signed and dated proxy as promptly as possible. To make sure you are represented at the Meeting, you should return your proxy whether or not you plan to attend. Your failure to return a proxy will have the effect of voting AGAINST the Proposals. A proxy may be revoked at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the Meeting and voting in person.
How Votes Will Be Counted
The Liquidation Proposal requires the approval of the Partnership, as the sole, and thus majority, holder of the outstanding Fund Shares, which the Partnership must secure by obtaining approval of the majority of the outstanding LP Partnership Interests held by the Limited Partners. The BDC Termination Proposal requires the approval of the Partnership, as the sole, and thus majority holder, of a majority of the outstanding Fund Shares, which the Partnership must secure by obtaining approval of the majority-in-interest of the outstanding LP Partnership Interests. Therefore, abstentions will have the effect of a vote AGAINST the Proposals. If a Limited Partner returns a signed proxy but does not vote (for, against, or abstain) on a Proposal, then the management proxies will vote the shares represented by the proxy FOR the Proposal.
The Proposals as One Integrated Plan
Neither of the two Proposals will be implemented unless both are approved.

Costs
The costs of implementing the Proposals are expected to be minimal and will relate primarily to administrative and legal expenses. The estimated cost of implementing the Proposals is expected to be less than $100,000. The Fund will cover these and any additional, unforeseen costs of implementing the Proposals.
Proxy Solicitation
The proxy of the Partnership, the Fund’s sole shareholder, will be solicited primarily by mail. A full set of proxy materials will first be delivered to the Partnership pursuant to Rule 14a-16(n) under Exchange Act on October 14, 2019. Proxy materials will also be available for review by Limited Partners at: https://services.sungarddx.com/LogIn/164379696. The cost of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.
The Fund’s Investment Adviser
The Fund’s investment adviser is Siguler Guff Advisers, LLC, a Delaware limited liability company, located at 200 Park Avenue, 23rd Floor, New York, NY 10166.
Annual and Quarterly Reports
You may obtain copies of the Fund’s annual reports on Form 10-K and quarterly reports on Form 10-Q, without charge, by accessing the EDGAR Database on the SEC’s website at http://www.sec.gov or by contacting Daniel Whitcomb, Chief Compliance Officer at 212-332-5100 or legal@sigulerguff.com.
Further Information
Questions concerning this proxy statement should be directed to Daniel Whitcomb, Chief Compliance Officer, Ilomai Kurrik, Secretary of the Fund or Marcelo Phillips, Assistant Secretary of the Fund, at 212-332-5100 or legal@sigulerguff.com.
Special Note About Forward-looking Statements
Except for the historical statements and discussions thereof contained in this proxy statement, statements in this proxy statement, including those set forth under the heading “Risk Factors,” constitute “forward-looking statements.” In addition, other written or oral statements which constitute forward-looking statements have been made and may be made in the future by one or all of the Investment Manager, the Fund and the Partnership.

You should not put undue reliance on forward-looking statements. We have an obligation to update and disclose any material developments related to information disclosed in this proxy statement through and including the date of the Meeting. However, we undertake no obligation to update or revise any forward-looking statements that are or may be affected by developments which we do not deem material. When used or incorporated by reference in this proxy statement, the words “anticipate,” “estimate,” “project” and similar expressions are intended to identify forward-looking statements.

THE FUND’S BUSINESS

The Fund is a non-diversified closed-end management investment company electing status as a BDC under the 1940 Act. The investment objective of the Fund is to achieve attractive risk-adjusted returns by generating current income from debt investments and capital appreciation from equity investments. The Fund primarily invests in carefully selected companies in the lower middle market. The Investment Manager defines the “lower middle market” as privately-owned companies with between $2 million-$15 million of earnings before income tax, depreciation and amortization (“EBITDA”), and between $10 million-$100 million of revenue. Investments take the form of mezzanine debt as well as “unitranche” loans with a first lien on the company’s assets, as well as second lien loans. The Fund generally seeks to purchase equity securities alongside its debt investments in those same companies, generally with an aggregate cost of up to 20% of the value of the investment. The Fund also may extend mezzanine financing in forms other than subordinated loans, such as convertible loans and preferred stock.

The sole shareholder of the Fund is the Partnership. The capital of the Fund has been contributed to it by the Partnership, which in turn received capital contributions from the Limited Partners pursuant to their capital commitments. The Limited Partners initially committed $112,960,000 in capital to the Partnership. Capital contributions were made by the Limited Partners from time to time upon capital calls.

From the capital contributions made by the Limited Partners, as of June 30, 2019 the Partnership had contributed $53,794,097 in capital to the Fund. The remaining $38,607,183 was retained by the Partnership for direct equity investments.

The Fund has completed its investment period and is now focused on efficiently managing and liquidating its portfolio. As of June 30, 2019, the Fund had distributed $28,476,882 to the Partnership, including $20,266,574 in cash and $8,210,308 in notes and credit facility and deferred financing costs. The Fund assets that remain to be distributed include $389,807 in cash, $307,192 in non-loan receivables and $31,340,619 in loans receivable.

As of June 30, 2019, the assets of the Fund totaled $32,037,618, and consisted of loans, with an estimated fair value of $31,340,619, and cash and other assets of $696,999. The Fund’s total liabilities at June 30, 2019 were $293,198, consisting in large part of liabilities related to accrued expenses related to professional fees. Total shareholder equity of the Fund at June 30, 2019 was $31,744,420. The Fund repaid in full its funded indebtedness in June 2019, and therefore at June 30, 2019 it had no bank debt on its balance sheet.

BACKGROUND OF THE PROPOSALS AND RISK FACTORS

For the reasons discussed below the Board recommends that the Fund distribute its remaining net assets to the Partnership, dissolve and terminate its BDC election. If approved, the Proposals are expected to be implemented as soon as is possible following the special shareholder meeting to be held on October 30, 2019. There is no expectation that the Partnership will wind down its business immediately following implementation of the Proposals. The Partnership is expected to wind down its business in the normal course pursuant to the terms of the Limited Partnership Agreement. The costs of implementing the Proposals are expected to be minimal and will relate primarily to administrative and legal expenses. The estimated cost of implementing the Proposals is expected to be less than $100,000. The Fund will cover these and any additional, unforeseen costs of implementing the Proposals.

The Board has unanimously approved the Liquidation Proposal and the BDC Termination Proposal and directed that they be submitted for the consideration and approval of the Partnership.

Pursuant to the Liquidation Proposal, the net assets of the Fund would be distributed to the Partnership, which would continue the former business of the Fund, holding and overseeing the liquidation of the remaining portfolio of the Fund. The risks attendant to the operation of these assets by the Partnership are the same risks currently associated with the operation of the business by the Fund. The risk factors set forth below focus principally on the termination of the Fund’s status as a BDC under the 1940 Act and as a reporting company under the Exchange Act. Along with the other information included in this proxy statement, you should carefully consider the following risks and uncertainties.

The Partnership is Not Subject to the 1940 Act and Will Not Have Independent Directors or File Audited Financial Statements with the SEC

If the Proposals described herein are approved, then the Fund will end its status as a BDC under the 1940 Act and will no longer need to comply with the related regulatory requirements, including having independent directors and providing the Partnership with audited financial statements. The requirement that BDCs have independent directors is designed to protect the interests of investors. The Partnership, as a private 3(c)(7) fund exempted from registration, is not subject to the requirements of the 1940 Act, and if the Proposals are approved, the Partnership will not be managed under the direction of a majority of individuals who are unaffiliated with the Investment Manager, and, therefore, the independent oversight of the Fund will not exist for the Partnership. Furthermore, the Partnership will not be required to file audited financial statements with the SEC or provide such audited financial statements to the Limited Partners. Although the Fund, if liquidated, will no longer incur audit expenses, the Partnership is expected to still undergo an audit and will continue to incur its share of audit expenses. While the Partnership will continue to provide the Limited Partners with annual audited financial statements, the Investment Manager and the General Partner may seek to amend the Limited Partnership Agreement to eliminate the requirement that the Partnership provide annual audited financial statements to the Limited Partners as it further winds down its business. In the event that the Limited Partnership Agreement is amended to eliminate the requirement that the Partnership provide annual audited financial statements to the Limited Partners, pursuant to Rule 206(4)-2 under Advisers Act, the Partnership will be subject to annual verification and examination by its independent auditors and will provide quarterly account statements and quarterly shareholder reports inclusive of financial statements to the Limited Partners in lieu of audited financial statements.

The Partnership Will Not File Reports with the SEC and Will Not Be Subject to Regulation Under the Exchange Act

If the Proposals presented herein are approved, they are expected to be implemented as soon as possible following the special shareholder meeting scheduled for October 30, 2019. The Fund will distribute its remaining net assets to the Partnership, withdraw its election as a BDC and, immediately thereafter, de-register as a reporting company under the Exchange Act. Because of the nature of the Limited Partners, the Partnership has not registered as a reporting company under the Exchange Act, and therefore does not and will not prepare and file periodic reports with the SEC, such as annual reports on Form 10-K, quarterly reports on Form 10-Q, or current reports on Form 8-K. Further, the Partnership will not file proxy statements in connection with any meetings of the Limited Partners, and none of its officers or controlling persons will be subject to regulation under Section 16 of the Exchange Act, which governs insider reporting and recovery of short-swing profits.

If the Fund Were to Fail to Qualify as a RIC Prior to its Liquidation, its Income Would Be Taxable at the Corporate Level and its Distributions Would Be Taxable to the Limited Partners as Ordinary Dividends to the Extent of the Fund’s Earnings and Profits

As long as the Fund qualifies as a RIC under the Internal Revenue Code, it does not pay any federal or state corporate income tax on income or gains that are distributed to its sole shareholder, the Partnership (referred to as having “pass-through status”). If the Fund were to fail to qualify as a RIC at any time prior to its liquidation, the Fund’s income would be subject to an entity-level tax on all of its taxable income for such year (even if that income is distributed to the Partnership), and, in the case of a Limited Partner that is not a tax-exempt entity, the Limited Partner’s allocable share of any distributions by the Fund to the Partnership would be taxable in the hands of such Limited Partner as ordinary dividends, to the extent of the Fund’s accumulated or current earnings and profits. Distributions in excess of accumulated and current earnings and profits, if any, would generally be treated as a return of capital that is applied against and reduces, but not below zero, the Partnership’s basis in Fund Shares. Any remaining excess would be treated as gain realized from the disposition of Fund Shares, which such gain would be allocated to the Limited Partners. We do not anticipate that the Fund will fail to qualify as a RIC prior to the liquidation of the Fund.

The Liquidation of the Fund Will Be Taxable to the Partnership and the Limited Partners

If the Proposals presented herein are approved, the Partnership, as the sole shareholder of the Fund, will have taxable gain or loss measured by the difference between its adjusted basis in Fund Shares and the fair market value of the assets (less any liabilities, if any) distributed to it upon the Liquidation. Because the Partnership is a “pass-through entity,” the Limited Partners will be required to recognize a portion of the Partnership’s gain or loss on the Liquidation, generally in proportion to their ownership of LP Partnership Interests.

At least two factors could cause the amount that the Limited Partners will be required to recognize to vary, perhaps significantly. First, the amount of the Limited Partner’s gain or loss will depend on the value of the assets of the Fund on the date that net assets of the Fund are distributed to the Partnership as part of the Liquidation. Second, most assets held by the Fund are not publicly traded and there are no market quotes available to establish the fair market value of its assets with certainty. The Board will use the valuation methods it has customarily employed to estimate the value of the Fund’s assets as of the date that the Fund transfers its net assets to the Partnership (the “Distribution Date”). The Internal Revenue Service (the “IRS”), however, will not be bound by the Board’s valuation and could assert that the Fund’s assets had a higher value on the Distribution Date than the value reported to the Limited Partners of the Partnership. As a result, any gain or loss realized by the Limited Partners could vary significantly. See “Certain Tax Aspects of the Liquidation.”

The Partnership Is Not Obligated to Make Any Cash Distributions with Respect to LP Partnership Interests

The General Partner has the discretion to retain future profits for anticipated expenses and for contingencies. The Partnership anticipates continuing its current policy of making distributions as borrowers repay their loans and it liquidates its and the Fund’s other investment securities. There can be no assurance as to the amount or timing of such income or the resulting distributions to be made by the Partnership to the Limited Partners. The Limited Partnership Agreement that will remain in effect following the Liquidation provides that the Investment Manager may be removed as investment adviser to the Partnership, and the General Partner may be removed from the Partnership, by vote of the LP Partnership Interests holding at least a majority of the combined percentage interests, as defined in the Limited Partnership Agreement.

THE LIQUIDATION PROPOSAL

Recommendation

The Board has determined that the Liquidation Proposal is advisable and is in the best interests of the Fund and the Partnership. In reaching its decision, the Board considered, among others, the following factors:

•	the fact that, the Fund’s active investment phase ended on September 17, 2019, and as the Fund continues to realize investments and make distributions to the Partnership, it is likely to fail to qualify for favorable tax treatment as a RIC under the Internal Revenue Code, in which case, the income of the Fund would be taxed at the corporate level, even if such income is distributed to the Partnership, the Fund’s sole shareholder; and
•	the expenses, including, among other expenses, regulatory, legal, tax, and general administrative and ongoing expenses, related to various alternatives.

The Board primarily considered two alternatives to the Liquidation Proposal:

•	liquidating the Fund’s assets while still in corporate form; and
•	transferring the Fund’s assets to a liquidating trust and then selling them.

Why not proceed with the other options considered?

Were the Fund to remain in corporate form and fail to qualify as a RIC under the Internal Revenue Code, its income would, in general, be subject to double tax, first at the corporate level, based upon the taxable income of the Fund, and then at the shareholder level, based upon the distributions made by the Fund to the Partnership from the Fund’s accumulated earnings and profits. By contrast, an entity treated as a partnership for U.S. federal income tax purposes, such as the Partnership, generally is not taxed at the “entity” level. Instead, items of income, gain, loss and deduction realized at the Partnership level generally are taxed only at the “limited partner” level, based upon the Limited Partners’ share of the taxable income of the limited partnership.

A liquidating trust was deemed inadvisable because of the complexity of establishing and operating a liquidating trust and the fact that establishing a liquidating trust would entail many of the same costs as operating the Partnership.

The Board has carefully considered the Liquidation Proposal and has unanimously determined that it is advisable and in the best interests of the Fund and the Partnership. The Board unanimously recommends that you vote “FOR” the approval of the Liquidation Proposal.

How will the business of the Fund differ from the business of the Partnership?

The Partnership is a Delaware limited partnership. As a result, its charter documents consist of a Certificate of Limited Partnership and Limited Partnership Agreement instead of Articles of Incorporation and Bylaws. The terms of the charter documents of the Partnership are described below, including the significant differences between the charter documents of the Partnership and those of the Fund.

Term

The Fund will cease to exist once the Liquidation Plan is implemented.

The Limited Partnership Agreement provides that the Partnership’s term of existence shall continue until the later to occur of: (a) September 17, 2026, or (b) the date on which all the Partnership’s assets (other than temporary investments, as defined in the Limited Partnership Agreement), have been distributed and the Partnership’s obligations, including contingent obligations, have terminated, unless the Partnership is sooner dissolved in accordance with Article 9 of the Limited Partnership Agreement. The term may be extended for up to three additional one-year periods with the consent of the Advisory Board.

The portfolio to be acquired by the Partnership by distribution from the Fund has due dates extending to 2024. Additionally, the Partnership owns assets that have dates extending to 2025. Unless earlier liquidated or sold, therefore, it is anticipated that the Partnership will continue in business beyond 2020.

Capital Structure

The Fund’s capital structure consists of 100,000 authorized shares of common stock, $0.001 par value per share. As of the Record Date, 100,000 Fund Shares were outstanding, all held by the Partnership.

The Partnership’s capital is not divided into shares; rather, the percentage interest of each Limited Partner in the Partnership is determined by dividing its capital commitment by the aggregate capital commitments of all Limited Partners.

General Partner

The Partnership has no employees. It is managed by the Investment Manager and controlled by the General Partner. For information on the Investment Manager, see “Effect of The Proposals on the Management of the Fund’s Portfolio – The Existing Management Agreement.” The services rendered by the Investment Manager to the Partnership are similar to the services rendered to the Fund.

Advisory Board

The Fund is managed under the supervision of its Board, a majority of whom are not “interested persons” of the Fund or the Investment Manager, as that term is defined in the 1940 Act. The Partnership does not have a board of directors, but is managed by the General Partner. No fewer than three (3) Limited Partners or representatives of Limited Partners who are not affiliated with the General Partner serve on the Advisory Board to the Partnership under the Limited Partnership Agreement. The General Partner selects the members of the Advisory Board on an annual basis, with the terms of each such member renewing automatically in the absence of action by the General Partner. The Advisory Board has the authority to approve or disapprove certain transactions in which the Investment Manager has an actual or potential conflict of interest with the Partnership, but generally has no other power to participate in the management of the Partnership. Advisory Board Limited Partners currently do not receive compensation for their services other than reimbursement of expenses for attending meetings.

Voting Rights

Through their pass-through voting rights with respect to the Fund, the Limited Partners have voting rights with respect to a variety of matters, including (under some circumstances) election of directors and annual renewal of the Management Agreement.

Limited Partners have voting rights with respect to certain limited matters specified in the Limited Partnership Agreement, including certain amendments to the Limited Partnership Agreement and removal of the General Partner.

No additional consent of the Limited Partners is required for the disposition of the remainder of the Partnership’s assets. The timing and terms of sale of the remaining assets of the Partnership will be determined by the General Partner. It is anticipated that the remaining assets of the Partnership will be distributed to the Limited Partners pursuant to the terms of the Limited Partnership Agreement.

As described under “Summary of Proposals – Majority Vote Required” herein, the Limited Partners have pass-through voting rights with respect to any action required by the Partnership, as sole shareholder of the Fund. Accordingly, approval of the two Proposals submitted hereby requires the prior approval or consent of the Limited Partners. In the case of the Liquidation Proposal, approval or consent of the holders of a majority of the outstanding Partnership Interests is required, and for the BDC Termination Proposal, approval or consent of the holders of a majority of the outstanding Partnership Interests is required. This Proxy Statement, in a form substantially similar to that filed with the SEC, will be delivered to the Limited Partners.

Annual and Special Meetings of the Limited Partners

Meetings of the Limited Partners may be called by the General Partner, the Investment Manager, or by Limited Partners holding not less than 30% of the outstanding Partnership Interests. Meetings are held at the principal place of business of the Partnership or as otherwise determined by the Investment Manager or General Partner.

Notice of any meeting of the Limited Partners is to be given no fewer than ten (10) days and no more than sixty (60) days prior to the date of the meeting. Notices are to specify the purpose or purposes for which the meeting is called.

The Limited Partners may also act without a meeting, by written consent, setting forth the action so taken, signed by Limited Partners having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting in which all Limited Partners were present and voting. Prompt notice of the taking of any action without a meeting by less than unanimous consent is to be given in writing to those Limited Partners who did not consent in writing.

For the purpose of determining the Limited Partners entitled to notice of, and to vote at, a meeting of the Limited Partners, or to give approvals without a meeting, the General Partner, may set a record date which, in the case of a meeting or written approvals, shall be not less than ten (10) or more than sixty (60) days before (i) the date of the meeting (unless such requirement conflicts with any applicable law or regulation) or (ii) in the event approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals.

Distributions

Under the Limited Partnership Agreement, distributions are made from the Partnership at any time, and from time to time, as determined by the General Partner, provided that portfolio proceeds resulting from the realization of a realized investment, and cash from dividends, interest and other distributions from portfolio investments, net of current expenses shall be distributed within one hundred and twenty (120) days of the date upon which the Partnership receives such portfolio proceeds. The General Partner shall be entitled to withhold from amounts which would otherwise be distributed appropriate reserves for expenses and liabilities of the Partnership.

This discussion is intended only to summarize the way in which profits are distributed to Limited Partners and allocated to the General Partner, and is in all respects to subject to and, as appropriate, modified by the more detailed description set forth in the Limited Partnership Agreement.

Indemnification of the Investment Manager and General Partner

The provisions of the Limited Partnership Agreement governing indemnification of the General Partner and the Investment Manager do not materially differ from the provisions governing indemnification of the Board and the Investment Manager under the charter documents and existing Management Agreement of the Fund, except indemnification by the Fund is subject to certain limitations under the 1940 Act.

The Partnership. The indemnification of the Investment Manager, the General Partner and other agents of the Partnership is governed by the provisions of Delaware’s Revised Uniform Limited Partnership Act (the “Delaware Partnership Act”) and the Partnership Agreement. Pursuant to the Delaware Partnership Act, no person who acts as a manager of a Delaware limited partnership (a “Delaware Partnership”) is personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of a Delaware Partnership solely by reason of being a manager of a Delaware Partnership. The Delaware Partnership Act also permits, subject to certain exceptions, the limited partnership agreement of a Delaware Partnership to provide for indemnification of its managers and limited partners and other agents acting on behalf of the Delaware Partnership.

The indemnification of the Investment Manager, the General Partner and other agents of the Partnership is covered by Article 9 of the Limited Partnership Agreement. Under this Article, each of the managers, officers, employees, and agents of the Partnership (each a “Partnership Indemnified Person”) is entitled to indemnification for all liabilities and expenses incurred in connection with any proceeding (other than a proceeding by or in the right of the Partnership, a so-called “derivative” action) if the Partnership Indemnified Person acted in good faith and in a manner the Partnership Indemnified Person reasonably believed to be in, or not opposed to, the best interest of the Partnership, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. With respect to a derivative action brought on behalf of the Partnership, a Partnership Indemnified Person is entitled to indemnification if he or she acted in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interest of the Partnership, provided that no indemnification is to be made in respect of any claim or matter as to which the Partnership Indemnified Person shall have been adjudged to be liable for gross negligence, recklessness, or willful misconduct in the performance of his or her duties to the Partnership unless the court in which the action or suit is brought determines upon application that, in view of all of the circumstances, the Partnership Indemnified Person is fairly and reasonably entitled to indemnity for such expenses, as the court shall deem proper.

Partnership Indemnified Persons are also entitled to an advance of monies from the Partnership to defend any action or proceeding brought against them arising out of conduct for and on behalf of the Partnership, upon the Partnership Indemnified Person’s written undertaking to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification under the provisions of Article 9 or otherwise.

The Fund. As a Maryland corporation, the Fund is governed by the Maryland General Corporation Law (the “Maryland GCL”). Under the Maryland GCL, a corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by a final judgment as material to the cause of action. A corporation must indemnify (unless its charter provides otherwise, which the Fund’s Articles of Incorporation do not), a director or officer who has been successful on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity, and a corporation may indemnify any director made a party to any proceeding by reason of his or her service in that capacity, unless it is established that the act or omission of the director (i) was material to the matter giving rise to the proceeding, and (A) was committed in bad faith or (B) the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Under the Maryland GCL, if a proceeding is a derivative proceeding, brought by or in the right of the corporation, then indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The Maryland GCL requires a director to act in good faith, in a manner reasonably believed to be in the corporation’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. The Maryland GCL further provides that any act of a director is presumed to satisfy the foregoing standards.

Under the Fund’s Articles of Incorporation, it is provided that, to the maximum extent permitted by Maryland law (but not in violation of any applicable requirement or limitation of the 1940 Act), no director or officer of the Fund shall be liable to the Fund or its shareholder for money damages, and the Fund shall have the power to obligate itself to indemnify and advance expenses as provided in the Fund’s bylaws, to all present and past directors, officers, employees and agents of the Fund.

Under the Fund’s bylaws, the Fund’s present and past directors, officers, employees and agents (each a “Fund Indemnified Person”) are entitled to indemnification by the Fund to the full extent provided by applicable provisions of the Maryland GCL (but not in violation of any applicable requirement or limitation of the 1940 Act), summarized above, and advances of expenses shall be made to such persons as permitted by the Maryland GCL. The Fund’s bylaws also permit the purchase of insurance on behalf of the Fund Indemnified Person. Coverage under any such insurance may not protect any officer or director against liabilities for willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Certain Tax Aspects of the Liquidation Proposal

The following is a summary of certain U.S. federal income tax consequences of the Liquidation Proposal. This summary is based upon the Internal Revenue Code, existing and proposed Treasury Regulations, rulings of the IRS, and judicial decisions which are in effect on date of this proxy statement. No advance rulings have been or will be requested from the IRS regarding any matter discussed in this proxy statement, and there can be no assurance that the IRS will not challenge one or more of the legal conclusions discussed in this summary.

This summary does not discuss all of the U.S. federal income tax matters that may be relevant to the Fund, the Partnership, or the Limited Partners. This summary also does not consider various tax rules or limitations applicable to persons subject to special rules under the Internal Revenue Code, including, among others, insurance companies, financial institutions, broker-dealers, foreign shareholders, and (except as specifically indicated) tax-exempt entities. Finally, this summary does not discuss taxation by foreign jurisdictions or state and local taxing authorities. Accordingly, shareholders are urged to consult their own tax advisors to determine the federal, state, local and foreign income and other tax consequences of the Liquidation Proposal to them in light of their own particular tax circumstances.

Tax Consequences of the Liquidation Proposal to the Fund

Upon the Fund’s distribution of its net assets to the Partnership, the Fund will be treated as if all of its assets had been sold for their fair market value. Thus, the Fund will have taxable gain or loss equal to the difference between the fair market value of its assets (less liabilities, if any) and the adjusted tax basis of its assets. As a RIC, the Fund is entitled to a “dividends paid” deduction for dividends paid to its shareholder during the taxable year. Distributions made in complete liquidation of a RIC are generally eligible to be treated as dividends that may be deducted from the RIC’s taxable income. If the Fund were deemed not to be eligible to treat its liquidating distributions as eligible for the dividends paid deduction, in order to meet the distribution requirement necessary for qualification as a RIC and avoid a Fund-level tax, the Fund would be required to declare a dividend distributing to shareholders all amounts necessary to eliminate income tax under Section 852 of the Internal Revenue Code and excise tax under Section 4892 of the Internal Revenue Code. The Fund expects that it will be treated for U.S. federal income tax purposes as having distributed all of its net assets in complete liquidation and that those distributions will be eligible for the dividends paid deduction. Therefore, the Fund will have “dividend paid” deductions for the net assets it is deemed to have distributed to its shareholders in connection with such liquidation. These deductions should offset the taxable gain, if any, recognized by the Fund as a result of the deemed sale of the Fund’s net assets.

Tax Consequences of the Liquidation Proposal to the Partnership and the Limited Partners

Gain or Loss Recognized. The Partnership, as the sole shareholder of the Fund, will recognize gain or loss measured by the difference between its tax basis in Fund Shares and the fair market value of the assets (less liabilities, if any) distributed to the Partnership by the Fund. It is anticipated that the Partnership will recognize a loss on the distribution by the Fund of its net assets to the Partnership. Based on the Investment Manager’s preliminary estimate of the fair market value of the Fund’s assets, and the Partnership’s aggregate adjusted basis of approximately $34,600,000 in Fund Shares, the Partnership will recognize an estimated loss of $2,700,000 upon completion of the Liquidation. The Fund generally values its investments in loans at amortized cost, unless, pursuant to procedures established by the Board, the Investment Manager determines that amortized cost does not represent fair value.

Any gain or loss recognized by the Partnership as a result of the Liquidation will be characterized as a capital gain or loss. The Partnership has held its Fund Shares for at least one year, thus any gain or loss on the distribution of the net assets of the Fund will be long-term capital gain or loss.

This is only a preliminary estimate. At least two factors could cause the amount that the shareholders will be treated as receiving to vary, perhaps significantly, from this preliminary estimate. First, the preliminary estimate reflects values as of June 30, 2019, but the amount of the Limited Partner’s gain or loss will depend on the value of the assets and liabilities of the Fund on the date that net assets of the Fund are distributed to the Partnership as part of the Liquidation. Second, most assets held by the Fund are not publicly traded and there are no market quotes available to establish the fair market value of its assets with certainty. The Board will use the valuation methods it has customarily employed to estimate the value of the Fund’s assets as of the Distribution Date. See “Valuation of the Assets to Be Distributed By the Fund to the Partnership” below. The IRS, however, will not be bound by the Board’s valuation and could assert that the Fund’s assets had a higher value on the Distribution Date than the value reported to the Limited Partners of the Partnership. As a result, any gain or loss realized by the Limited Partners could vary significantly from the estimates disclosed in this proxy statement.

The Partnership as an entity will generally not be subject to federal income tax. Each Limited Partner is required to report separately on its federal income tax return its distributive share (as reported on Schedule K-1 to Form 1065) of income, gain, loss or deduction recognized by the Partnership for the taxable year of the Partnership ending with or within the taxable year of such Limited Partner, including any gain or loss in connection with the Liquidation. Each Limited Partner will be taxed on its distributive share of the Partnership’s gains and losses regardless of whether the Limited Partner has received a distribution of cash or other assets from the Partnership. A Limited Partner’s income tax liability with respect to its allocable share of the Partnership’s income in a particular taxable year could exceed the Partnership’s distributions of cash or other assets to such Limited Partner for the year.

The Partnership’s Basis and Holding Period for the Fund Assets. The Partnership will take the net assets of the Fund with a tax basis equal to the fair market value of the net assets at the time of distribution. The Partnership’s holding period for the assets will begin on the effective date of the Liquidation so that any assets that the Partnership disposes of during the first year after the Liquidation will not be eligible for long-term capital gain treatment. This will be true even if the Fund has held the assets for more than a year because the Fund’s ownership will not be considered in determining the Partnership’s holding period.

Market Discount. Because the Partnership’s initial basis in loans acquired from the Fund will be the fair market value of the loans, the basis of a loan may be less than its outstanding principal balance. This may occur, for example, if the creditworthiness of the borrower has declined. Any difference between the fair market value of the loan and its outstanding principal balance (if more than a de minimis amount) will be “market discount” that is treated for tax purposes as additional interest. When principal payments are received on a loan with market discount, the accrued market discount must be taken into account as ordinary income. Similarly, if a loan with market discount is sold or disposed of, gain (if any) is treated as ordinary income to the extent of the accrued market discount. Thus, to the extent any of the Fund’s loans have fair market values less than their outstanding principal balance, the Partnership will have market discount with respect to the loans and will have to treat some principal repayments as ordinary income.

Bad Debt Deduction. The Investment Manager believes that the loans the Partnership acquires from the Fund will be treated as investments and not assets acquired in the course of a trade or business. Accordingly, the Investment Manager believes that the loans in the Partnership’s portfolio will be classified as “nonbusiness debts” under Section 166 of the Internal Revenue Code. As a result, if the Partnership becomes entitled to any bad debt deduction on account of worthless loans, such deduction will be a capital loss rather than an ordinary loss to noncorporate shareholders.

Limited Partners’ Allocable Share of Interest Income. If the Liquidation Proposal is approved, the Partnership will directly hold net assets, principally loans, that were previously held by the Fund. Prior to the Liquidation, the Limited Partners included in their respective returns their allocable share of the Partnership’s income, which primarily consisted of dividends from the Fund. After the Liquidation, the Partnership will have income from its investments, including in the form of interest income from the loans, and the Limited Partners will be required to include their allocable share of the interest income in their separate returns.

Limitations on Deductions. A Limited Partner’s share of the Partnership’s losses and expenses may not be fully deductible for federal income tax purposes because the Internal Revenue Code contains several limitations that may apply to Limited Partners. The following paragraphs discuss several of the limits that may apply to a Limited Partner’s allocable share of the Partnership’s expenses and losses. One or more of these limitations may be applicable to a Limited Partner depending upon its particular circumstances.

(i)	Trade or business status and limits on miscellaneous itemized deductions. Because the purpose of the Partnership is limited to managing and liquidating its investments, the Investment Manager believes that the Partnership will not be engaged in a trade or business for federal income tax purposes. Therefore, its noncapital expenses will not be deductible as business expenses, but rather will be investment expenses deductible only to the extent permitted under Section 212 of the Internal Revenue Code. Such expenses are “miscellaneous itemized deductions.” For tax years beginning after December 31, 2017, and before January 1, 2026, miscellaneous itemized deductions are disallowed entirely.

If, however, the Partnership were found to be engaged in a trade or business for federal income tax purposes: (a) its noncapital expenses generally would be deductible as business expenses for purposes of both the regular income tax and the alternative minimum tax; and (b) it generally would not be subject to the miscellaneous itemized deduction limitation.

(ii)	Other limits on deductions. Other provisions of the Internal Revenue Code limit the deduction of losses and expenses connected with investments. For example, under Section 1211 of the Internal Revenue Code, capital losses are generally deductible only against capital gains. Individual taxpayers may, however, deduct up to an additional $3,000 per year in capital losses against ordinary income and carry forward unused capital losses to subsequent tax years. In addition, as noted above, the Investment Manager believes that the loans the Partnership acquires from the Fund will be treated as investments rather than assets acquired in the course of a trade or business, and that the loans in the Partnership’s portfolio will be classified as “non-business debts” under Section 166 of the Internal Revenue Code. As a result, if the Partnership becomes entitled to any bad debt deduction on account of one or more worthless loans, such deduction generally will be a capital loss rather than an ordinary loss with respect to non-corporate shareholders. If, however, the Partnership were found to be engaged in a trade or business for federal income tax purposes, the Partnership’s loans generally would be treated as “business debts” with the result that bad debt deductions on account of one or more worthless loans generally would be ordinary losses rather than capital losses. More generally, a limited partner may not take Partnership losses into account to the extent they exceed the limited partner’s adjusted tax basis in its interest in the Partnership as of the end of the Partnership’s taxable year in which the loss occurred, and any interest expense incurred by a limited partner to acquire or carry an interest in the Partnership is generally deductible by a non-corporate limited partner only to the extent it does not exceed the limited partner’s net investment income.

This proxy statement does not describe all the limitations on deductions that apply generally to investments under the Internal Revenue Code, and shareholders should consult their own tax advisors with respect to such questions.

Tax-Exempt Limited Partners. Certain of the Limited Partners (“Tax-Exempt Limited Partners”) are exempt from federal income tax under Section 501(a) of the Internal Revenue Code. Such entities, however, are subject to tax on their unrelated business taxable income (“UBTI”). In this regard, UBTI is generally defined in Section 512(a) to mean income derived from an unrelated trade or business regularly carried on by the exempt organization. The Investment Manager believes that the Partnership will not be engaged in a trade or business for federal income tax purposes, and that the income and distributions derived by Tax-Exempt Limited Partners from their Partnership Interests will not be considered UBTI provided the LP Partnership Interests are not debt-financed property. If the Partnership were found to be engaged in a trade or business for federal income tax purposes, the Investment Manager anticipates that substantially all of its gross income will be of a character that will be excluded from UBTI (e.g., interest and capital gains), but no assurance can be given in this regard.

Section 514 of the Internal Revenue Code provides that a percentage of income derived from debt-financed property is considered UBTI. The assets of the Fund are currently unencumbered by indebtedness, and the Partnership does not intend to borrow money or issue any debt for the purpose of acquiring additional investments, and will not incur any debt unless the Investment Manager and the General Partner determine, in their reasonable judgment, based upon the advice of counsel, that such financing would not cause its assets to be debt-financed property.

The above discussion of certain tax aspects does not attempt to comment on all tax matters that may affect the Fund, the Partnership, or the Limited Partners, as a result of the BDC Termination Proposal. You should consult your own tax advisor with respect to the tax consequences to you of the Liquidation Proposal, particularly with respect to the application and effect of tax laws of any state or other jurisdiction in which you are subject to tax and the effect of tax laws other than income tax laws.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that any discussion of United States Federal Tax Issues herein is not intended or written to be relied upon, and cannot be relied up, for the purpose of avoiding penalties that may be imposed on holders under the Internal Revenue Code.

Valuation of the Assets to Be Distributed By the Fund to the Partnership

If the Liquidation Proposal is approved, determining the fair market value of the net assets to be distributed by the Fund to the Partnership will be necessary in order to determine the gain or loss to be recognized by the Partnership and, therefore, the Limited Partners upon the Liquidation of the Fund.

In determining the fair market value of the net assets to be distributed to the Partnership by the Fund, the Investment Manager will base its determination upon the book value of the assets of the Fund, net of its liabilities, as of the effective date of the Liquidation, as determined for financial reporting purposes. The policies that the Fund has historically followed in valuing its assets for financial reporting purposes and that the Fund will follow in determining the value of the assets of the Fund for purposes of the Liquidation are summarized below.

The Fund generally values its investments in loans at amortized cost, unless, pursuant to procedures established by the Board, the Investment Manager determines that amortized cost does not represent fair value.

Majority Vote Required

Adoption of the Liquidation Plan of the Fund requires the approval of the holders of a majority of the outstanding Fund Shares. The Limited Partnership Agreement grants the Limited Partners pass-through voting rights, meaning that the Partnership, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the Limited Partners, with the same vote required of the Limited Partners as is required of the shareholder of the Fund. Accordingly, approval of the Liquidation Proposal requires the prior approval of the holders of a majority of the outstanding LP Partnership Interests of the Partnership. This Proxy Statement, in a form substantially similar to that filed with the SEC, will be delivered to the Limited Partners.

THE BDC TERMINATION PROPOSAL

Recommendation

The Board unanimously recommends that you vote FOR the BDC Termination Proposal.

What does the BDC Termination Proposal mean for me?

If the BDC Termination Proposal is approved, the Fund will withdraw its election as a BDC under the 1940 Act and will no longer be subject to regulation as a BDC. The Partnership is not registered and will not register as a BDC or investment company under the 1940 Act, and therefore will not have a board of directors of which a majority are comprised of independent individuals. The cost savings from not maintaining an independent board of directors and from not preparing and filing reports with the SEC (discussed below) should increase the cash available for distribution to the Limited Partners.

Why are we doing this?

Given that the Fund completed the investment phase of its operations on September 17, 2019 and it is expected that the Fund will begin declining in size due to investment realizations and distributions to the Partnership, we believe that the benefits realized by the expenditures for independent directors and the filing of SEC periodic reports for the Fund are outweighed by the costs. The Fund incurs significant administrative costs in order to comply with the regulations imposed by the 1940 Act and the Exchange Act. The Investment Manager devotes considerable time to issues relating to compliance with the 1940 Act and the Exchange Act, and the Fund incurs a substantial amount of legal and accounting fees with respect to such matters. As the Partnership will exist primarily for the purpose of an orderly liquidation of its assets and will not make any new investments (although it may add to existing investments), the protection afforded by BDC regulatory requirements appear to the Board to be less important to the Partnership, the Fund’s sole shareholder, than maximizing distributions from the Fund’s remaining portfolio.

Furthermore, as a BDC, the Fund currently qualifies for favorable tax treatment as a RIC under the Internal Revenue Code. As the Fund realizes its investments and makes distributions to the Partnership, it is likely to fail to qualify for RIC status. By distributing the remaining net assets of the Fund to the Partnership as part of the Liquidation, the income from the Fund’s assets should continue to be subject to only one level of income taxation, and the maintenance of the Fund’s BDC status for tax purposes will no longer be necessary. Therefore, in view of the level of the Fund’s assets, we believe that the additional costs of maintaining the Fund’s status as a BDC and a reporting company under the Exchange Act outweigh any benefits the Fund may derive from such status.

How will the BDC Termination work?

If the Proposals described herein are approved, immediately after the effectiveness of the Liquidation, the Fund will file a notice with the SEC withdrawing its election of BDC status under the 1940 Act.

Immediately after the withdrawal of its election as a BDC under the 1940 Act, the Fund will de-register as a reporting company under the Exchange Act. From and after the date of such de-registration, the Fund will no longer be obligated to file periodic reports under the Exchange Act, and, 90 days after such de-registration, the Fund will no longer be subject to the proxy rules promulgated by the SEC under the Exchange Act in the conduct of shareholder meetings or the solicitation of shareholder consents (other than certain antifraud rules), and the officers and controlling persons of the Fund will not be subject to the insider reporting and short-swing profit recovery provisions of Section 16 of the Exchange Act. Because of the limited number of the Limited Partners, the Partnership will not be required to register under the Exchange Act, and therefore will not be subject to any of the foregoing reporting or short-swing profit recovery provisions of the Exchange Act. The Partnership will, however, provide the Limited Partners with annual audited financial statements and quarterly unaudited financial statements, and will provide tax information to the Limited Partners to enable them to report their share of the income, gain, or loss of the Partnership. The Investment Manager and the General Partner could, but do not currently plan to, seek to amend the Limited Partnership Agreement to eliminate the requirement to provide Limited Partners with annual audited financial statements as the Partnership further winds down its business. In the unlikely event that the Limited Partnership Agreement is amended to eliminate the requirement that the Partnership provide annual audited financial statements to the Limited Partners, pursuant to Rule 206(4)-2 under Advisers Act, the Partnership will be subject to annual verification and examination by its independent auditors and will provide quarterly account statements and quarterly shareholder reports inclusive of financial statements to the Limited Partners in lieu of audited financial statements.

We anticipate additional cost savings from not being required to file periodic reports with the SEC for the Fund under the Exchange Act. Although the Fund, if liquidated, will no longer incur audit expenses, the Partnership is expected to still undergo an audit and will continue to incur its share of audit expenses.

How will the Partnership be different from the Fund?

Because the Partnership is not a BDC, it will not be subject to the 1940 Act and related regulatory requirements applicable to BDCs. The regulatory constraints that apply to the activities of the Fund as a BDC, but that will not apply to the Partnership, include:

•	restrictions on the types of investments the Partnership may make;
•	restrictions on the Partnership’s ability to issue shares at a price below net asset value or to issue senior securities;
•	restrictions on the Partnership’s ability to enter into transactions with affiliates;
•	the requirement to have a board of directors the majority of which is comprised of independent directors, and requirements that the independent directors review and approve various policies and transactions; and
•	the requirement that the independent directors annually approve the continuation of an investment management agreement with the Investment Manager.

The Investment Manager believes that, at this stage in the Fund’s life, the benefit to investors of these regulatory protections under the 1940 Act is outweighed by the cost of complying with them. The only business of the Partnership will be to effect an orderly liquidation of its assets. In light of this business objective, the Board believes that the regulatory protections of the 1940 Act are no longer necessary.

The Fund has liquidated a portion of its assets and, as of June 30, 2019, had the following assets (unaudited):

Loans, at estimated fair value	$31,340,619
Cash and other assets	$696,999
TOTAL ASSETS	$32,037,618

As a BDC, the Fund must meet a number of regulatory requirements, many of which entail expense for the Fund. For example, the Fund must have a board of directors that includes a majority of independent directors, whose fees and expenses are paid by the Fund and amounted to $175,000 for the year ended December 31, 2018, and $86,500 for the six months ended June 30, 2019. The Fund is also required to file periodic reports with the SEC that include audited financial statements and its quarterly financial statements are subject to limited reviews by its auditors. For the twelve months ended December 31, 2018, the Fund incurred $238,774 in audit and review expenses and an additional $1,484,832 in other expenses inclusive of legal, banking, and testing fees. If the Proposals are approved, the Fund will no longer be required to file audited financial statements. The Partnership will continue to provide the Limited Partners with annual audited financial statements, which will include the Fund assets, and will continue to incur its share of audit expenses after the Fund is liquidated. The Investment Manager and the General Partner could, but do not currently plan to, seek to amend the Limited Partnership Agreement to eliminate the requirement that the Partnership provide annual audited financial statements to the Limited Partners as it further winds down its business. In the unlikely event that the Limited Partnership Agreement is amended to eliminate the requirement that the Partnership provide annual audited financial statements to the Limited Partners, pursuant to Rule 206(4)-2 under Advisers Act, the Partnership will be subject to annual verification and examination by its independent auditors and will provide quarterly account statements and quarterly shareholder reports inclusive of financial statements to the Limited Partners in lieu of audited financial statements.

The Investment Manager believes that, given the Fund’s expected declining size, to continue to incur these expenses is unwarranted.

What happens if the BDC Termination Proposal is not approved?

If the BDC Termination Proposal is not approved, the Fund will not withdraw its election as a BDC under the 1940 Act or de-register as a reporting company under the Exchange Act. This means that the Partnership, as the sole shareholder, would continue to benefit from the regulatory protections of the 1940 Act (as they apply to BDCs) and the Exchange Act. However, it also means that the Fund would continue to incur all of the compliance, legal, and accounting costs associated with the regulatory requirements of being a BDC and a reporting company, and the Investment Manager would continue to devote a substantial amount of time to compliance, despite the fact that the Fund would still be in a liquidation phase and have limited activity due to the completion of the Fund’s active investment phase on September 17, 2019. Compliance costs include the expenses associated with filing periodic reports for the Fund with the SEC, complying with the requirements of the Sarbanes-Oxley Act, preparing audited financial statements, having independent directors on the Board, and the related legal and accounting fees.

If the BDC Termination Proposal is not approved and the Fund continues to operate as a BDC that seeks to qualify as a RIC, there is a likelihood that, in the near term, the Fund will fail to meet the diversification requirements for RIC status, such that it would be taxed as an “ordinary” C corporation for the taxable year in which it fails to meet those requirements, and would be subject to corporate level U.S. federal income tax on its net investment income and realized capital gains for that taxable year. The Fund currently meets, and we anticipate that throughout the Liquidation it will continue to meet, the diversification requirements applicable to RICs under the Internal Revenue Code. See “Certain Tax Aspects of the BDC Termination Proposal.”

Certain Tax Aspects of the BDC Termination Proposal

The following is a brief summary of certain U.S. federal income tax consequences of the BDC Termination Proposal and is based upon the Internal Revenue Code, existing and proposed Treasury Regulations, rulings of the IRS, and judicial decisions which are in effect on date of this proxy statement. This summary does not discuss all of the U.S. federal income tax matters that may be relevant to the Fund, the Partnership, or the Limited Partners. Nor does it consider various tax provisions which may be applicable to persons subject to special rules under the Internal Revenue Code, including, among others, insurance companies, financial institutions, broker-dealers, foreign Limited Partners, and (except as specifically indicated) tax-exempt entities. Finally, this summary does not discuss taxation by foreign jurisdictions or state and local taxing authorities. Accordingly, the Partnership and any Limited Partners are urged to consult their own tax advisors to determine the federal, state, local and foreign income and other tax consequences of the BDC Termination Proposal to them in light of their own particular tax circumstances.

Tax Consequences to the Partnership

The Partnership as an entity is generally not subject to U.S. federal income tax. Each Limited Partner is required to report separately on its federal income tax return its distributive share (as reported on Schedule K-1 to Form 1065) of income, gain, loss or deduction recognized by the Partnership for the taxable year of the Partnership ending with or within the taxable year of such Limited Partner. Each Limited Partner will be taxed on such distributive share regardless of whether the Limited Partner has received a distribution of cash or other assets from the Partnership. The withdrawal of the Fund’s election to be treated as a BDC should have no effect on such treatment of the Partnership.

As a RIC, the Fund generally has been relieved of U.S. federal income tax on that part of its net investment income and realized capital gains which it distributed to the Partnership as dividends qualifying for the dividends paid deduction. In other words, as a RIC, the Fund has not been subject to corporate level U.S. federal income tax on its net investment income and realized capital gains to the extent its distributions to the Partnership were equal to or greater than such income or gain. If the BDC Termination Proposal is approved, the Fund’s BDC election will only be withdrawn after the Fund is deemed liquidated under the Internal Revenue Code. If the Fund were to withdraw its election to be treated as a BDC prior to the liquidation of the Fund, it would not qualify to be treated as a RIC for the taxable year ending with the liquidation of the Fund, such that it would be subject to corporate level U.S. federal income tax on its net investment income and realized capital gains for that taxable year, whether or not it distributes such amounts to the Partnership. It should be noted that if the BDC Termination Proposal is not approved and the Fund continues to operate as a BDC that seeks to qualify as a RIC, there is a likelihood that, as the Fund continues to realize its investments and make distributions to the Partnership, it will fail to meet the diversification requirements to qualify as a RIC under the Internal Revenue Code. The Fund currently meets, and we anticipate that throughout the liquidation phase it will continue to meet, the diversification requirements applicable to RICs under the Internal Revenue Code.

Tax Consequences to Tax-Exempt Limited Partners

Any Limited Partners which are qualified plans, Individual Retirement Accounts, or other investors exempt from taxation under Section 501(c)(3) of the Internal Revenue Code (collectively, “Tax-Exempt Entities”) are generally exempt from taxation except to the extent that they have unrelated business taxable income (“UBTI”) (determined in accordance with Sections 511-514 of the Internal Revenue Code). Under Section 512(b) of the Internal Revenue Code, UBTI does not include dividends received by a Tax-Exempt Entity. If a Tax-Exempt Entity, however, borrows money to purchase its interests in the Partnership, a portion of its income from the Partnership will constitute UBTI pursuant to the “debt-financed property” rules of the Internal Revenue Code. Further, certain income that is generated by an activity that is a “trade or business” and is received by a Tax-Exempt Entity may be characterized as UBTI. The withdrawal of the Fund’s election to be treated as a BDC should have no effect on this treatment of Tax Exempt Entities.

Social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal service organizations that are exempt from taxation under Sections 501(c)(7), (9), (17) and (20), respectively, of the Internal Revenue Code, are subject to different UBTI rules, which generally will require them to characterize as UBTI their allocable share of income from the Partnership. Dividend distributions by the Partnership allocable to a charitable organization that is a private foundation should constitute investment income for purposes of the excise tax on net investment income of private foundations imposed by Section 4940 of the Internal Revenue Code.

The above discussion of certain tax aspects does not attempt to comment on all tax matters that may affect the Fund, the Partnership, or the Limited Partners, as a result of the BDC Termination Proposal. You should consult your own tax advisor with respect to the tax consequences to you of the BDC Termination Proposal, particularly with respect to the application and effect of tax laws of any state or other jurisdiction in which you are subject to tax and the effect of tax laws other than income tax laws.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that any discussion of United States Federal Tax Issues herein is not intended or written to be relied upon, and cannot be relied upon, for the purpose of avoiding penalties that may be imposed on holders under the Internal Revenue Code.

Majority Vote Required

Adoption of the BDC Termination Proposal requires the approval of the Partnership as the sole, and thus majority, holder of the outstanding Fund Shares. The Limited Partnership Agreement grants the Limited Partners pass-through voting rights, meaning that the Partnership, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the Limited Partners, with the same vote required of the Limited Partners as is required of the shareholder of the Fund. Accordingly, approval of the BDC Termination Proposal requires the prior approval of the holders of a majority of the outstanding LP Partnership Interests. This Proxy Statement, in a form substantially similar to that filed with the SEC, will be delivered to the Limited Partners.

EFFECT OF THE PROPOSALS ON THE MANAGEMENT OF
THE FUND’S PORTFOLIO

The Investment Manager currently acts as the investment adviser to the Fund and the Partnership, providing portfolio management and administrative services, which, with respect to the Partnership, are subject to the supervision of the General Partner. If the Proposals described herein are adopted, then the existing Management Agreement between the Fund and the Investment Manager would be terminated. In such event, the Investment Manager and the General Partner would continue to provide the same portfolio management and administrative services with respect to the net assets distributed by the Fund to the Partnership that they now provide. The compensation payable by the Partnership to the Investment Manager for such services will be the same as the aggregate compensation payable by the Fund and the Partnership to the Investment Manager were the Fund to remain in business until the final liquidation of its portfolio.

The Existing Management Agreement

The Management Agreement between the Fund and the Investment Manager is dated as of June 8, 2016, as amended on November 9, 2016, and was approved by the Board on July 17, 2015. It was last renewed by the Board of the Fund on May 8, 2019 (including by the independent directors) for a 12-month term. If the Proposals described herein are approved, then the existing Management Agreement will terminate, effective upon the Fund’s dissolution.

Under the existing Management Agreement, the Investment Manager serves as the investment adviser to the Fund. Subject to the supervision of the Fund’s Board, the Investment Manager provides investment advice, portfolio management, and servicing of the investments held in the Fund’s portfolio, and administers the Fund’s day-to-day affairs. The services rendered by the Investment Manager to the Fund are not required to be exclusive; the existing Management Agreement does not limit or restrict the Investment Manager or its directors, officers, or employees from engaging in other businesses, whether of a similar or dissimilar nature to the business of the Fund.

Under the existing Management Agreement, the Fund is responsible for paying all reasonable and properly incurred operating costs except those specifically required to be borne by the Investment Manager, including but not limited to: (i) costs related to the organization of the Fund and the offer and placement of its shares, including legal and accounting fees; (ii) costs related to the acquisition, ownership and sale of Fund investments; (iii) transfer, registration and similar expenses incurred by the Fund; (iv) expenses allocable to the Fund as a partner or investor in Fund investments; and (v) legal fees and expenses incurred in connection with the review and negotiation of the terms and conditions of Fund investments.

Under the existing Management Agreement, the management fee payable by the Fund is equal to 1.25% of investment capital.

For the year ended December 31, 2018 and for the six months ended June 30, 2019, the Fund accrued and paid the following management fees:

Year Ended December 31, 2018
	Accrued	Paid
Management Fee	$390,692	$285,437
Six Months Ended June 30, 2019
	Accrued	Paid
Management Fee	$193,327	$193,327

Accrued fees represent those fees determined under the accrual method of accounting under generally accepted accounting principles; the “paid” fees represent the fees actually paid by the Fund during the periods indicated; for 2018, paid fees are less than the accrued fees because the fees paid for the fourth quarter of 2018 were not paid until the first quarter of 2019.

The Fund has not directed and does not direct commissions to any affiliated broker, and the Investment Manager does not have any relationship with, or derive any benefits from, any broker affiliated with the Fund, the Investment Manager, or their affiliates.

Under the existing Management Agreement, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Investment Manager of its services under the existing Management Agreement, except for losses resulting from its willful misfeasance, bad faith, or gross negligence, or from reckless disregard by the Investment Manager of its obligations and duties under the existing Management Agreement.

The names and principal occupations of the principal executive officers and directors of the Investment Manager, as of October 14, 2019, are set forth below. The address of each officer is c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166.

Name	Principal Occupation	Position with the Fund
George W. Siguler	Partner	Director
Andrew (“Drew”) Guff	Partner	None
Donald Spencer	Partner	Assistant Vice President
Kenneth Burns	Partner	Assistant Vice President

Messrs. Siguler, Guff, Spencer, and Burns own 100% of the outstanding voting securities of the Investment Manager, which advises and manages the Partnership and the Fund, and are thus control owners of the Investment Manager.

At June 30, 2019, the Fund had total assets of $32,037,618 (on an unaudited basis). Since entering into the Management Agreement, the Investment Manager agreed to reduce its compensation under such management agreement from 1.75% of invested capital to 1.25% of invested capital.

Siguler Guff’s Duties and Compensation with respect to the Partnership

Under the Limited Partnership Agreement, the Investment Manager serves as the investment adviser subject to the oversight of the General Partner. As such, the Investment Manager supervises the management and administration of the Partnership’s investments and provides administrative services to the Partnership.

In addition to its management fee, the Investment Manager is entitled to a “Carried Interest” from the Partnership, equal to 15%.

The Fund’s active investment phase ended on September 17, 2019, and the Fund made its last funding under existing loan agreements on October 1, 2018. The Fund is now distributing to the Partnership, its sole shareholder, all revenues, including revenues from principal repayments of loans, net of expenses and principal repayments of the Fund’s borrowings. The Liquidation Plan provides that, upon approval of the Proposals, the Fund will distribute all of its cash to the Partnership and the Partnership will be appointed the Fund’s disbursement agent to pay, from the cash distributed by the Fund to the Partnership, any of the Fund expenses not paid as of the Distribution Date. The liability of the Partnership for the expenses or liabilities of the Fund is limited only to the extent that such expenses or liabilities exceed the amount of the cash distributed by the Fund to the Partnership. Because the Fund will distribute all of its cash to the Partnership, the Fund will thus not maintain a reserve of cash, in trust or otherwise, to cover any expenses or liabilities that should arise following implementation of the Proposals. The Fund repaid its last indebtedness, in full, in June 2019. It is estimated that $640,000 in expenses and liabilities of the Fund (in the form of $160,000 in professional fees and $86,500 in directors fees, with the remainder in refunds due on over-payments of loans) will be transferred to the Partnership.

Under the Limited Partnership Agreement, the Partnership’s term of existence continues until September 17, 2026, or such earlier time as it has liquidated its investments, paid its expenses, and distributed the net proceeds to the Limited Partners. The term of the Partnership’s existence may be extended, on an annual basis, for up to three additional one-year periods, upon the decision of the General Partner, with the consent of the Advisory Board.

The allocation of expenses under the Limited Partnership Agreement is similar to the allocation of expenses under the existing Management Agreement between the Investment Manager and the Fund: the Partnership will pay or, if paid by the General Partner, reimburse the General Partner for all its reasonable and properly incurred operating costs that are not incident to the duties assumed by the General Partner. The Investment Manager, however, is responsible for bearing certain internal expenses, including the cost of rent, utilities, office space, equipment, and related overhead incurred in the conduct of the Partnership’s business, and the cost of providing the Partnership with such corporate, administrative, and clerical personnel as the Investment Manager reasonably deems necessary or advisable to perform the services required to be performed by it under the Limited Partnership Agreement.

The existing Management Agreement between the Investment Manager and the Fund is subject to annual renewal by a vote of the Board, including by vote of a majority of the independent directors of the Board. The Investment Manager’s tenure as adviser to and the General Partner’s tenure as general partner of the Partnership, on the other hand, continues until dissolution of the Partnership; provided, however, that the Investment Manager may be removed by vote of the Limited Partners holding two-thirds or more of the outstanding LP Partnership Interests, as provided for in the Limited Partnership Agreement. Upon the Investment Manager’s and General Partner’s removal or resignation, a successor-in-interest may be appointed as general partner by the affirmative vote of a majority-in-interest of the Limited Partners.

Any amendment to the Limited Partnership Agreement requires consent of the General Partner, the Investment Manager, and a majority-in-interest of the Limited Partners. Amendments are prohibited, without the consent of the affected Limited Partner that would increase the Limited Partner’s obligation to make capital contributions to the Partnership, impose upon that Limited Partner liability for any debt or obligation of the Partnership, or otherwise have a material adverse effect upon the Limited Partner. The General Partner and the Investment Manager may amend the Limited Partnership Agreement, without the consent of any Limited Partner, to make ministerial changes to the Limited Partnership Agreement, to cure ambiguities or inconsistencies therein, to make changes required by changes in applicable Delaware law, or to prevent the company from being deemed an “investment company” subject to the provisions of the 1940 Act.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 100,000 Shares of common stock of the Fund, $0.001 par value per share, issued and outstanding, all owned by the Fund’s sole shareholder, the Partnership.

Under the Limited Partnership Agreement, the Partnership may take no action as shareholder of the Fund without first soliciting and/or taking instructions from the Limited Partners, to the same extent as if the Limited Partners were shareholders of the Fund, with ownership interests therein identical to their respective ownership of LP Partnership Interests. Accordingly, for purposes of the table below, the respective ownership of LP Partnership Interests by the Limited Partners is addressed as if such Limited Partners owned an identical pro rata interest in the outstanding Fund Shares.

The table below identifies the beneficial ownership of the Fund’s Fund Shares, as of the Record Date, by each person who we know beneficially owns more than 5% of the outstanding LP Partnership Interests, by each executive officer and director of the Fund, and by all directors and executive officers as a group:

Name and Address of Certain Beneficial Owners and Management[1]	Number of Fund Shares Beneficially Owned[2]	Percentage of Fund Shares Outstanding[3]
Siguler Guff Small Business Credit Opportunities Fund, LP	100,000	100%
Siguler Guff SBCOF GP, LLC	100,000	100%
Siguler Guff Capital, LP	100,000	100%
George W. Siguler	100,000	100%
Andrew Guff	100,000	100%
Donald Spencer	100,000	100%
Carpenters’ Pension Trust Fund of St. Louis	8,850	8.85%
The Hanover Insurance Company	8,600	8.60%[4]
Ilmarinen Mutual Pension Insurance Company	17,705	17.71%
LocalTapiola General Mutual Insurance Company	8,850	8.85%
LocalTapiola Mutual Life Insurance Company	8,850	8.85%
MCA Fund IV LP	9,990	9.99%
Minnesota Life Insurance Company	8,850	8.85%
Westfield Insurance Company	8,850	8.85%
1	Each of the Limited Partners listed in this table may be contacted c/o the Investment Manager, Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166. The shares that are directly beneficially owned by the Partnership may be deemed to be indirectly beneficially owned by the General Partner, and Siguler Guff Capital, LP as the managing member of the General Partner. The shares that are directly beneficially owned by the Partnership may be deemed to be indirectly beneficially owned by Messrs. Siguler, Guff, and Spencer, as the control persons of Siguler Guff Capital, LP.
2	Represents the number of outstanding LP Partnership Interests owned.
3	Represents the percentage of outstanding LP Partnership Interests owned.
4	Represents the total ownership of The Hanover Insurance Company (“Hanover”) as the reporting entity and parent company (totaling 6.6%), plus the interest of Hanover’s wholly-owned subsidiary, Citizens Insurance Company of America (totaling 2%).

Other than Messrs. Siguler, Guff, and Spencer, no director or executive officer of the Fund may be deemed to beneficially own in excess of 1% of the LP Partnership Interests outstanding. Employees of the Investment Manager and its affiliates, and the independent directors of the Fund, hold interests in the Parallel Partnership.

SUBMISSION OF SHAREHOLDER PROPOSALS

If the Proposals described herein are approved by the Partnership at the Meeting, then shareholder meetings will no longer be held, and the Partnership will not be subject to the rules of the SEC governing the conduct of shareholder meetings or the solicitation of shareholder consents (other than certain antifraud rules), including the SEC’s Rule 14a-8 governing shareholder proposals.

If the Proposals described herein are not approved by the Partnership at the Meeting, then a Limited Partner wishing to submit proposals or director nominees for inclusion in a proxy statement for the Board meeting should send its written proposals to the Secretary and Chief Legal Officer of the Fund at 200 Park Avenue, 23rd Floor, New York, NY 10166. To be included in the proxy statement for the October 30, 2019 Board meeting, proposals should be received prior to October 25, 2019.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Fund, as BDC, is a “registered investment company.” Accordingly, this proxy statement incorporates by reference documents that are not presented in or delivered with it. This means that we are disclosing certain information here by referring to other documents filed with the SEC.

These documents, including the Fund’s most recent annual report (but excluding the exhibits to such documents, unless specifically incorporated by reference), are also available, without charge, upon written or oral request, directed to the Fund officers identified below under “Further Information.”

The following documents, which have been filed by the Fund with the SEC pursuant to the Exchange Act (File No. 814-01157) are incorporated in this proxy statement by reference and shall be deemed to be a part hereof:

(a)	Annual Report on Form 10-K for the years ended 2015, 2016, 2017 and 2018;
(b)	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, and June 30, 2019;
(c)	Reports on Form 8-K filed on April 4, 2016, May 11, 2017, March 27, 2018, and April 16, 2019;
(d)	The Fund Registration Statement on Form 10, filed with the SEC on July 21, 2014, registering the Fund common stock, $0.001 par value per share, pursuant to Section 12(g) of the Exchange Act; and
(e)	All documents filed by the Fund with SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this proxy statement and prior to the date of the Meeting.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is to be deemed to be incorporated by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

You may read and copy any of the Fund materials filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC maintains the EDGAR database on the SEC website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Fund, at www.sec.gov.

FURTHER INFORMATION

Questions concerning this proxy statement should be directed to Daniel Whitcomb, Chief Compliance Officer, Ilomai Kurrik, Secretary of the Fund, or Marcelo Phillips, Assistant Secretary of the Fund, at 212-332-5100, or by email to legal@sigulerguff.com.

The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matter is properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their discretion.

By Order of the Board of Directors,

/s/ Ilomai Kurrik
Ilomai Kurrik
Secretary and Chief Legal Officer

October 11, 2019

PROXY CARD

Siguler Guff Small Business Credit Opportunities Fund, Inc.
Special Meeting of Shareholders – October 30, 2019

The undersigned, as an owner of Limited Partner interests in Siguler Guff Small Business Credit Opportunities Fund, LP (the “Partnership”), which is the sole shareholder of Siguler Guff Small Business Credit Opportunities Fund, Inc., hereby gives its consent to the general partner of the Partnership to appoint as proxies Ilomai Kurrik and Marcelo Phillips, each an officer of Siguler Guff Small Business Credit Opportunities Fund, Inc., (and each of them with power of substitution) to attend the special meeting of the sole shareholder of Siguler Guff Small Business Credit Opportunities Fund, Inc. to be held on October 30, 2019 at TBD Eastern Time, at the offices of Siguler Guff Advisers, LLC and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Shareholder Meeting and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. The votes entitled to be cast by the undersigned will be cast as instructed. Unless otherwise indicated to the contrary, the votes entitled to be cast by the undersigned (pursuant to pass-through voting rights under the partnership agreement of the Partnership) will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the special meeting or any postponement or adjournment thereof. This proxy is solicited on behalf of the Board of Directors of Siguler Guff Small Business Credit Opportunities Fund, Inc.

Please sign and date this proxy and return it to the Investment Manager by mail addressed to 200 Park Avenue, 23rd Floor, New York, NY 10166, by fax at 1-212-332-5120, or by email to legal@sigulerguff.com.

Please indicate your vote by an “X” in the appropriate box below. The Board of Directors recommends a vote “FOR” the proposals below.

The proposals are part of one integrated plan, and neither of the proposals will be implemented unless both are approved.

(1)   Approval of the Liquidation Plan
   pursuant to which Siguler Guff Small
   Business Credit Opportunities Fund, Inc.
   will distribute all of its net assets to its
   sole shareholder, Siguler Guff Small
   Business Credit Opportunities Fund, LP,
   and dissolve.
	FOR	AGAINST	ABSTAIN
(2) Approval of the termination of the status of Siguler Guff Small Business Credit Opportunities Fund, Inc. as a business development company under the 1940 Act.	FOR	AGAINST	ABSTAIN

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 30, 2019: the Proxy Statement, together with a Notice of Special Shareholder Meeting and Proxy Card, are available online at: https://services.sungarddx.com/LogIn/164379696. Please contact Daniel Whitcomb, Ilomai Kurrik, or Marcelo Phillips at +1 (212)-332-5100, or by email at legal@sigulerguff.com, if you require assistance accessing such website.

If Partnership Interests are held jointly, each holder named should sign. If only one signs, his or her signature will be binding. If the Limited Partner is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Limited Partner is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.” If the Limited Partner is a trust, an authorized officer of the trustee should sign, indicating title.

P-1

Please sign exactly as the Partnership Interests are registered (indicated below)

Name of Interest Holder

Signature

Title (if applicable)

Dated: October 30, 2019

P-2

APPENDIX A

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC.

PLAN OF LIQUIDATION

THIS PLAN OF LIQUIDATION (the “Plan”), sets forth the terms of the liquidation and dissolution of SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC., a Maryland corporation (the “Fund”).

1.	The Board of Directors of the Fund (the “Board”) has adopted this Plan and called a special meeting (the “Meeting”) of the Fund’s sole shareholder, Siguler Guff Small Business Credit Opportunities Fund, LP, a Delaware limited partnership (the “Partnership”), to take action on the Plan. In adopting the Plan, the Board has determined that the Plan is advisable and in the best interests of the Partnership. If the Partnership votes a majority of the Fund’s outstanding shares of common stock, par value $0.001 per share (the “Fund Shares”), in favor of (i.e. “FOR”) the adoption of this Plan and the dissolution of the Fund at the Meeting, at which a quorum of the holders of a majority of the issued and outstanding Fund Shares is present, in person or by proxy, then the Plan shall constitute the adopted Plan of the Fund as of the date of the Meeting, or at such later date at which the Partnership may approve the Plan if the Meeting is adjourned, postponed, or continued to a later date (the “Adoption Date”); provided, however, that the Plan shall not be effective unless the Partnership, at the Meeting (or at any adjournment, postponement, or continuation thereof), approves the termination of the status of the Fund as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
2.	On or after the Adoption Date, the Fund shall be voluntarily liquidated and dissolved. After the Adoption Date, the Fund shall not engage in any business activity except to the extent necessary to implement this Plan, to wind-up its business and affairs, and to distribute its nets assets in accordance with this Plan.
3.	From and after the Adoption Date, the Fund shall complete the following corporate actions:
(i)	Provide notice to its creditors and to its employees pursuant to the provisions of Section 3-404 of the Maryland General Corporation Law (the “MGCL”) that the dissolution of the Fund has been approved by the Partnership.
(ii)	Transfer all of its net assets to the Partnership; provided, however, that the Fund shall retain all rights associated with its licenses and registrations, including the rights associated with its status as a BDC under the 1940 Act, its status as a registrant under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The date that the Fund transfers its net assets to the Partnership shall be the “Distribution Date” for all purposes of this Plan. Such transfer is intended to be treated for US federal income tax purposes as a complete liquidation of the Fund as of the Distribution Date in accordance with Section 331 of the Code.
(iii)	Prepare and file Articles of Dissolution substantially in the form attached hereto as Exhibit 1 with the State Department of Assessments and Taxation of Maryland (the “Department”) pursuant to the provisions of Subtitle 4 of Title 3 of the MGCL.
(iv)	As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Code, the Fund shall declare and pay one or more dividends in such amount or amounts as the officers of the Fund may deem necessary or appropriate, taking into account all Fund distributions previously declared and/or paid during the taxable year that qualify for the dividends paid deduction under Section 561 of the Code, to distribute: (a) all of the Fund’s investment company taxable income (computed without regard to the dividends paid deduction) and net tax-exempt income, and all of its net capital gain (as defined by the Code) for each of: (i) the taxable year of the Fund through and including the Distribution Date, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Fund is eligible to declare and pay a spillback dividend under Section 855(a) of the Code; and (b) any additional amounts necessary to avoid any excise tax described in Section 4982 of the Code, to be payable so as to be received on or before the Distribution Date, to the shareholders of record of the Fund as of such date(s) as the officers of the Fund shall determine.

4.	The implementation of this Plan shall be supervised by the Board, which shall have all right, power, and authority to (i) implement this Plan, (ii) delegate to one or more officers of the Fund the right, power, and authority to implement this Plan, and (iii) conduct the winding up and dissolution of the Fund under Sections 3-401 through 3-419, as applicable, of the MGCL. Without limiting the generality of the foregoing, promptly after the Distribution Date, the Fund shall withdraw its election to be treated as a BDC under the 1940 Act, de-register as an Exchange Act reporting company pursuant to Section 12(g)(4) of the Exchange Act.
5.	The distribution of the Fund’s net assets to the Partnership pursuant to Section 3 hereof and subsequent dissolution of the Fund, shall be in complete redemption and cancellation of all outstanding Fund Shares. As a condition to the receipt of the Final Distribution to the Partnership, the Board, in its absolute discretion, may require the Partnership to (i) surrender its certificates, if any, representing the Fund Shares for cancellation, or (ii) furnish to the Fund evidence satisfactory to the Board of the loss, theft, or destruction of its certificates evidencing the Fund Shares, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board.
6.	The Fund hereby appoints the Partnership as its disbursement agent to pay, from the cash distributed by the Fund to the Partnership pursuant to the provisions of Section 3 hereof, the expenses of the Fund not paid by the Fund as of the Distribution Date. The Partnership shall have no responsibility, as disbursement agent hereunder, or otherwise, to pay any expenses or liabilities of the Fund, whether known or unknown, fixed or contingent, to the extent that such expenses or liabilities exceed the amount of the cash distributed by the Fund to the Partnership pursuant to the provisions of Section 3 hereof.
7.	Notwithstanding the approval at the Meeting of this Plan and the transactions contemplated hereby by the Partnership, the Board may modify or amend this Plan without further action by the Partnership to the extent permitted by the MGCL.
8.	The Board is hereby authorized, without further action by the Partnership, to do and perform any and all acts, and to make, execute, deliver, and adopt any and all agreements, resolutions, conveyances, certificates, and other documents of every kind which are deemed necessary, appropriate, or desirable, in the good faith discretion of the Board, to implement this Plan and the transactions contemplated thereby, including, without limitation, all filings or acts required by any law or regulation to wind up the Fund’s business under the MGCL or other applicable law. The Fund, effective the date it files its Articles of Dissolution with the Department pursuant to the provisions of Subtitle 4 of Title 3 of the MGCL, hereby irrevocably constitutes and appoints the Partnership its true and lawful attorney-in-fact, with full power of substitution, in its name, place and stead, to execute, acknowledge, deliver, swear to, file, and record such documents or instruments as may be necessary or appropriate to carry out the provisions of this Plan and the liquidation and dissolution of the Fund, including, without limitation, all documents required to be filed by the Fund pursuant to the provisions of the MGCL, and all final tax returns and returns of income required to be filed by the Fund under the Internal Revenue Code or any applicable state or foreign income tax law. Any person dealing with the Fund may conclusively presume and rely upon the fact that any instrument referred to herein, executed by the Partnership as attorney-in-fact, is authorized, regular, and binding, without further inquiry.

This Plan of Liquidation was adopted by the Board of Directors of the Fund at a meeting duly called, convened, and held on September 23, 2019.

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC.

By:	/s/ Ilomai Kurrik
Name: Ilomai Kurrik
Title: Secretary and Chief Legal Officer

Dated: October 11, 2019

[Continued on next page.]

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, LP, hereby agrees to perform all provisions of this Plan of Liquidation (“Plan”) applicable to it, and agrees to execute and deliver all such further documents and instruments and to take such further action as may be necessary or desirable to carry out the intent and purposes of the Plan.

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, LP

By:	/s/ Donald P. Spencer
Name: Donald P. Spencer
Title: Authorized Signatory

Dated: October 11, 2019

Exhibit 1

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC.

FORM OF ARTICLES OF DISSOLUTION

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC.

ARTICLES OF DISSOLUTION

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The name of the Corporation is as set forth above, and the address of the principal office of the Corporation is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202.

SECOND: The name and address of the resident agent of the Corporation in the State of Maryland, which shall serve for one year after dissolution and thereafter until the affairs of the Corporation are wound up, are:

CSC-Lawyers Incorporating Service Company
7 St. Paul Street, Suite 1660
Baltimore, MD 21202

THIRD: The name and address of each director of the Corporation are as follows:

Name	Address
Mona Aboelnaga	c/o Siguler Guff, 200 Park Avenue, 23rd Floor New York, NY 10166
Julian Markby	c/o Siguler Guff, 200 Park Avenue, 23rd Floor New York, NY 10166
Gregory J. Ricca	c/o Siguler Guff, 200 Park Avenue, 23rd Floor New York, NY 10166
George W. Siguler	c/o Siguler Guff, 200 Park Avenue, 23rd Floor New York, NY 10166
Kevin Kester	c/o Siguler Guff, 200 Park Avenue, 23rd Floor New York, NY 10166

FOURTH: The name, title and address of each officer of the Corporation are as follows:

Name	Title	Address
Sean Greene	President	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166
Jun Isoda	Chief Financial Officer	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166
Kenneth Burns	Assistant Vice President	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166
Donald Spencer	Assistant Vice President	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166
Ilomai Kurrik	Secretary and Chief Legal Officer	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166
Sandip Kakar	Assistant Secretary	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166
Marcelo Phillips	Assistant Secretary	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166
Daniel Whitcomb	Chief Compliance Officer	c/o Siguler Guff, 200 Park Avenue, 23rd Floor, New York, NY 10166

FIFTH: The dissolution of the Corporation has been approved in the manner and by the vote required by law and by the charter of the Corporation, as follows:

(a)	By resolutions adopted by the Board of Directors of the Corporation, declaring that the liquidation and dissolution of the Corporation is advisable and directing that the proposed liquidation and dissolution be submitted for consideration at a special meeting of the shareholders of the Corporation for action thereon; and
(b)	At a special meeting of shareholders entitled to vote on the dissolution held on October 30, 2019, the holders of a majority of the outstanding shares of common stock of the Corporation approved the dissolution of the Corporation as so proposed pursuant to the terms of a plan of liquidation.

EX-1

SIXTH: The Corporation had no known creditors as of October 30, 2019. Any outstanding liabilities of the Corporation will be paid by its sole shareholder, Siguler Guff Small Business Credit Opportunities Fund, LP, which will assume all net assets of the Corporation pursuant to the terms of a plan of liquidation.

SEVENTH: The undersigned officer of the Corporation acknowledges these Articles of Dissolution to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of their knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

EIGHTH: The Corporation is hereby dissolved.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Dissolution to be signed in its name and on its behalf by its President and attested by its Secretary and Chief Legal Officer on this 31st day of October, 2019.

SIGULER GUFF SMALL BUSINESS CREDIT OPPORTUNITIES FUND, INC.

	By:	/s/ Sean Greeene
Sean Greene
President

(SEAL)	ATTEST:
	By:	/s/ Ilomai Kurrik
Ilomai Kurrik
Secretary and Chief Legal Officer

EX-2

CONSENT OF RESIDENT AGENT

The undersigned, the Maryland resident agent of Siguler Guff Small Business Credit Opportunities Fund, Inc., a Maryland corporation (the “Corporation”), hereby consents to serve as the resident agent of the Corporation pursuant to the Maryland General Corporation Law.

CSC-Lawyers Incorporating Service Company

By:	/s/ Judith C. Hash
Its:	Resident Agent
Date:	October 11, 2019

EX-3